                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No. ___)


Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [ x ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           FOXMOOR INDUSTRIES, LTD.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

           Neuman & Cobb, 1507 Pine Street, Boulder, Colorado  80302
     --------------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies: ______
    2)  Aggregate number of securities to which transaction applies: _________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________
    4)  Proposed maximum aggregate value of transaction: _____________________
    5)  Total fee paid: ______________________________________________________

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: ______________________________________________
    2)  Form, Schedule or Registration Statement No.: ________________________
    3)  Filing Party: ________________________________________________________
    4)  Date Filed: __________________________________________________________

                           FOXMOOR INDUSTRIES, LTD.
                           3801 EAST FLORIDA AVENUE
                                  SUITE #105
                            DENVER, COLORADO  80210


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 16, 1997



To Our Shareholders:

    The Annual Meeting of Shareholders of Foxmoor Industries, Ltd., a Delaware Corporation ("Company") will be held at 3:30 p.m., Denver time, on June 16, 1997 at the Wellshire Inn (Oxford Room), 3333 South Colorado Blvd., Denver, Colorado 80222, for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

    1. To elect three persons as directors to serve until the next annual meeting of shareholders.

    2. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof are Shareholders of record at the close of business on April 21, 1997.

    The Company's Proxy Statement and Annual Report for the year ended June 30, 1996 are submitted herewith.

                                        By Order of the Board of Directors



                                        --------------------------------------
                                        W. Ross C. Corace
                                        President

Denver, Colorado
April 10, 1997

-----------------------------------------------------------------------------

    Shareholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the enclosed Proxy Card whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of a reminder mailing. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.

    A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the principal office of the Company.

                           FOXMOOR INDUSTRIES, LTD.
                     3801 EAST FLORIDA AVENUE - SUITE #105
                            DENVER, COLORADO  80210

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 16, 1997

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of Foxmoor Industries, Ltd. ("Company") for use at the Company's Annual Meeting of Shareholders to be held at 3:30 p.m., Denver time, at the Wellshire Inn (Oxford Room), 3333 South Colorado Blvd., Denver, Colorado 80222, on June 16, 1997 and at any adjournment thereof. It is planned that this Proxy will be mailed to the Company's shareholders on or about April 21, 1997.

    Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the unlimited power to revoke it (by written notice to the Company's Secretary at the Company's business address, execution of a subsequent proxy or oral revocation at the meeting) at any time before it is exercised.

    The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by officers and other regular employees (who are not specifically engaged for this purpose) of the Company by telephone, facsimile or by personal interview. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

    All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the proposals of the Board of Directors and Management as set forth on Page 5 of this Proxy Statement.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
                -----------------------------------------------
    There are presently 3,750,000 shares of common stock, $0.01 par value, authorized of which 2,173,750 are issued and outstanding. there are 285,000 shares of common stock, $0.01 par value, reserved for issuance under Warrants, expiring July 22, 1997.

    All voting rights are vested exclusively in the holders of the Company's common stock, $0.01 par value, with each share entitled to one vote. Only shareholders of record at the close of business on April 21, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 21, 1997, the Company anticipates that it will have 2,173,750 shares of its $0.01 par value common stock outstanding. A majority of the outstanding common stock will constitute a quorum for the transaction of business at the annual meeting. The Company's Certificate of Incorporation provides that cumulative voting shall not be allowed. Every shareholder entitled to vote at the meeting shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------
    The following table presents information concerning persons known by management to own beneficially 5% or more of the Company's issued and outstanding Common Stock at April 21, 1997. As defined in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, beneficial ownership includes those shares issued and outstanding and certain options and other rights to acquire common stock.

                        Name and Address     Amount and Nature
                          of Beneficial        of Beneficial     Percent
Title of Class                Owner              Ownership      of Class
--------------          -----------------      -------------    --------
Common Stock,           W. Ross C. Corace        330,14115         .19%
$0.01 par value         1570 South York          Record and
                        Denver, CO 80210         Beneficial

Security Ownership of Management
--------------------------------
     The following table presents information at April 21, 1997, with respect to shares of the Company's Common Stock beneficially owned by the Company's directors and nominees for directors and by all directors and officers of the Company as a group.

                        Name and Address     Amount and Nature
                          of Beneficial        of Beneficial     Percent
Title of Class                Owner              Ownership      of Class
--------------          -----------------      -------------    --------
Common Stock,           W. Ross C. Corace        330,14115         .19%
$0.01 par value         (President, Treasurer    Record and
                        Director & Nominee       Beneficial
                        Director)
                        1570 South York
                        Denver, CO 80210

Common Stock,           H. James Nerlin          6,000             .27%
$0.01 par value         (Secretary, Director     Record and
                        & Nominee Director)      Beneficial
                        130 Jackson Street
                        Denver, CO 80222

Common Stock,           Robert F. Winkeljohn     5,000             .25%
$0.01 par value         (Director & Nominee      Record and
                        Director)                Beneficial
                        3801 E. Florida Ave.
                        Denver, CO 80210

Changes in Control
------------------
     Management knows of no arrangements which might at a subsequent date result in a change in control of the Company.


    INFORMATION WITH RESPECT TO NOMINEES FOR ELECTION TO BOARD OF DIRECTORS
    -----------------------------------------------------------------------
     The Company's By-Laws call for directors to serve until the next annual meeting of shareholders and state that the number of directors shall be not less than three nor more than seven. The nominees for directors to serve until their successors are elected and qualified are: W. Ross C. Corace, H. James Nerlin and Robert F. Winkeljohn. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting will elect the Board of Directors. All nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving.

     The present directors, persons nominated to be directors and executive officers of the Company are presented below:

Name:                       Position:          Age:   Period of Service:
----                        --------           ---    -----------------
W. Ross C. Corace       President, Treasurer    56     12/14/81 to present
                        Director & Nominee
                        Director

H. James Nerlin         Secretary, Director &   55     12/15/83 to present
                        Nominee Director

Robert F. Winkeljohn    Director & Nominee      62     11/15/96 to present
                        Director

     The Board of Directors will nominate three directors to be elected by the shareholders at this annual meeting. Four vacancies will remain on the Board of Directors until such time as the management of the Corporation believes the positions may be filled by qualified persons. Management is continuing an active search for qualified persons. There are no arrangements, negotiations, agreements or understandings with respect to filling the remaining positions on the Board of Directors. This proxy cannot be voted for a greater number of persons than the three persons named herein.

     Following is a summary of the business experience of all directors, officers, and nominee directors of the Company:

     W. ROSS C. CORACE has been President, Treasurer and a Director of Foxmoor Industries, Ltd. since December, 1981. Mr. Corace was President of Commodity Resources, Inc., a publicly held corporation, from September, 1977 until the completion of its merger with Tri-Valley Oil and Gas company in July, 1981. Mr. Corace for the past 15 years has been involved in several business ventures managing investor's capital in the principal markets of the country. From 1974 to the present, Mr. Corace has served as President of Medusa Management Corporation, a privately held investment company. He received a B.B.A. degree in Business Administration from Ohio University in 1963.

     H. JAMES NERLIN has been Secretary and Director of Foxmoor Industries, Ltd. since December 15, 1983. From 1978 to present, Mr. Nerlin has served as President of Elkhorn Marketing Corporation, a privately held land sales company doing business in the State of Colorado. During this period, Mr. Nerlin also served as a sales representative for the Western Union Company.

     ROBERT F. WINKELJOHN is presently an officer of Colorado Better Homes, a Home Improvement Contractor serving the Colorado Market. For the past 18 years, Mr. Winkeljohn as been associated with both the wholesale and retail facets of the Home Improvement and Remodeling industry. Mr. Winkeljohn is a graduate of Culver Military Academy, and received an Engineering degree from Columbia College in 1959.

     Management recommends that you vote in favor of the nominees named above for election to the Board of Directors.

Involvement in Certain Legal Proceedings
----------------------------------------
     No legal proceedings known to the Company have occurred during the past five years which are material to an evaluation of the ability or integrity of any director or executive officer of the Company.

                   MANAGEMENT REMUNERATION AND TRANSACTIONS
                   ----------------------------------------
     The following table presents all remuneration paid for services rendered during the fiscal year ended June 30, 1996, by the Company to all directors and officers as a group. No officer or director received remuneration exceeding $60,000. during the fiscal year ending June 30, 1996.

                                       Capacities
     Persons in a Group              In Which Served      Cash Compensation
     ------------------              ---------------      -----------------
      Directors and Officers as        Directors                $42,000
      a Group of Three Persons         and Officers


     Directors of the Company receive no remuneration in their capacities as directors.

Stock Option Plan and Grants
----------------------------
     The Company has no stock option plans.

Material Adverse Interest
-------------------------
     There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
               ------------------------------------------------
     John M. Hanson & Company, P.C. has audited the Company's financial statements since 1989 and is recommended to the shareholders of election and ratification for the current year.

     A representative of John M. Hanson & Company is expected to be present at the stockholder's meeting with the opportunity to make a statement if he so desires. Such representative is expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS
                             ---------------------
     Any shareholder who wishes to submit a proposal to be considered at the annual meeting of the Company's shareholders to be held in 1997 must submit the proposal to the Company by April 21, 1997, in order for the proposal to be included in the proxy statement relating to the meeting. Any such proposals should be sent to the Company's principal executive offices.

     Proposals submitted in a timely fashion may not be included in the Company's proxy statement if the proposal pertains to certain matters which generally are not the proper subject for action by security holders at annual meetings, as set forth in the rules of the Securities and Exchange Commission.

                               PREEMPTIVE RIGHTS
                               -----------------
     The holders of common stock have no preemptive rights. The preferred stock authorized has no preemptive rights, therefore the common stock and preferred stock, upon issuance against full payment of the purchase price, will be fully paid and nonassessable.

                                OTHER BUSINESS
                                --------------
     The Company's management does not know of any other matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed Proxy will vote such Proxy according to their judgments on such matters.

                             FINANCIAL STATEMENTS
                             --------------------
     Financial Statements are contained in the Company's Annual Report for the year ending June 30, 1996, enclosed herewith, and are incorporated by reference.

                                 ANNUAL REPORT
                                 -------------
     The Company's Annual Report for the year ending June 30, 1996 is enclosed herewith.

THE COMPANY'S 10-K REPORT DISCLOSES FINANCIAL AND OTHER INFORMATION FOR THE YEAR ENDED JUNE 30, 1996. SHAREHOLDERS WHO WISH TO OBTAIN A 10-K REPORT MAY DO SO UPON WRITTEN REQUEST TO FOXMOOR INDUSTRIES, LTD., ATTENTION: W. Ross C. Corace, 3801 East Florida Avenue, Suite #105, Denver, Colorado 80210.

                                   FOXMOOR INDUSTRIES, LTD.



                                   By ______________________________
                                        W. Ross C. Corace, President

Denver, Colorado
April 10, 1997

PROXY
                           FOXMOOR INDUSTRIES, LTD..
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints W. Ross C. Corace and H. James Nerin as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of FOXMOOR Industries, Ltd. held of record by the undersigned on April 21, 1997 at the annual meeting of shareholders to be held on June 16, 1997 or any adjournment thereof.

1.   ELECTION OF DIRECTORS

     / / FOR all nominees listed below          / /  WITHHOLD AUTHORITY
        (except as marked to the contrary            to vote for all nominees
         below)                                      listed below

     (INSTRUCTION:To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

          W. Ross C. Corace   H. James Nerlin     Robert F. Winkeljohn


2. PROPOSAL TO APPROVE THE APPOINTMENT OF JOHN M. HANSON & CO. as the independent public accountants of the corporation

     / /   FOR      / /   AGAINST       / /   ABSTAIN


3. That the acts of Mr. Corace and the Board of Directors to June 16, 1997 are ratified, approved and made the action of the shareholders.

     / /   FOR      / /   AGAINST       / /   ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCK HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                              PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                              Dated ________________________, 1997


                              --------------------------------------
                              Signature

                              --------------------------------------
                              Signature, if held jointly


                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                              CARD PROMPTLY.